    As filed with the Securities and Exchange Commission on August 26, 1997


                                        Securities Act Registration No. 33-31603
                                Investment Company Act Registration No. 811-5951
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / /

                         PRE-EFFECTIVE AMENDMENT NO.                         / /


                        POST-EFFECTIVE AMENDMENT NO. 10                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                       / /


                               AMENDMENT NO. 11                              /X/


                        (Check appropriate box or boxes)

                            ------------------------

                   PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.

               (Exact name of registrant as specified in charter)



                              GATEWAY CENTER THREE


                              100 MULBERRY STREET


                         NEWARK, NEW JERSEY 07102-4077


              (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530


                               S. JANE ROSE, ESQ.

                              GATEWAY CENTER THREE


                              100 MULBERRY STREET


                         NEWARK, NEW JERSEY 07102-4077


               (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):


                        / / immediately upon filing pursuant to paragraph (b)



                        /X/ on August 27, 1997 pursuant to paragraph (b)


                        / / 60 days after filing pursuant to paragraph (a)(1)

                        / / on (date) pursuant to paragraph (a)(1)

                        / / 75 days after filing pursuant to paragraph (a)(2)

                        / / on (date) pursuant to paragraph (a)(2) of Rule 485.

                        If appropriate, check the following box:

                        / / This post-effective amendment designates a new
                            effective date for a previously filed post-effective amendment

                        CALCULATION OF REGISTRATION FEE


                                                                  PROPOSED
                                                  PROPOSED        MAXIMUM
                                                  MAXIMUM        AGGREGATE       AMOUNT OF
     TITLE OF SECURITIES        AMOUNT BEING   OFFERING PRICE     OFFERING      REGISTRATION
      BEING REGISTERED           REGISTERED       PER UNIT         PRICE*           FEE
Share of common stock, par
 value $.001 per share.......    60,296,599        $1.00            $--              $0



 * The calculation of the maximum aggregate offering price was made pursuant to Rule 24e-2 and was based upon an offering price of $1.00 per share equal to the net asset value per share as of the close of business on August 15, 1997 pursuant to Rule 457(d). The total number of shares redeemed during the fiscal year ended June 30, 1997 amounted to 2,810,294,652 shares. Of this number, no shares have been used for reduction pursuant to paragraph (a) of rule 24e-2 in all previous filings of post-effective amendments during the current year and 2,749,998,053 shares were used for reduction pursuant to paragraph (c) of Rule 24f-2 during the fiscal year ended June 30, 1997. 60,296,599 of the redeemed shares are being used for the reductions in the post-effective amendment being filed herein.



Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of Common Stock, par value $.001 per share. The Registrant filed a notice under such Rule for its fiscal year ended June 30, 1997 on or about August 25, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                         LOCATION
----------------------------------------------------  ----------------------------------------
PART A
Item    1.  Cover Page..............................  Cover Page
Item    2.  Synopsis................................  Fund Expenses; Fund Highlights
Item    3.  Condensed Financial Information.........  Fund Expenses; Financial Highlights;
                                                      Calculation of Yield
Item    4.  General Description of Registrant.......  Cover Page; Fund Highlights; How the
                                                      Fund Invests; General Information
Item    5.  Management of Fund......................  Financial Highlights; How the Fund is
                                                      Managed; General Information
Item   5A.  Management's Discussion of Fund
            Performance.............................  Not Applicable
Item    6.  Capital Stock and Other Securities......  Taxes, Dividends and Distributions;
                                                      General Information
Item    7.  Purchase of Securities Being Offered....  Shareholder Guide; How the Fund Values
                                                      its Shares
Item    8.  Redemption or Repurchase................  Shareholder Guide; How the Fund Values
                                                      its Shares; General Information
Item    9.  Pending Legal Proceedings...............  Not Applicable

PART B
Item   10.  Cover Page..............................  Cover Page
Item   11.  Table of Contents.......................  Table of Contents
Item   12.  General Information and History.........  General Information
Item   13.  Investment Objectives and Policies......  Investment Objective and Policies;
                                                      Investment Restrictions
Item   14.  Management of the Fund..................  Directors and Officers; Manager;
                                                      Distributor
Item   15.  Control Persons and Principal Holders of
            Securities..............................  Directors and Officers
Item   16.  Investment Advisory and Other
            Services................................  Manager; Distributor; Custodian;
                                                      Transfer and Dividend Disbursing Agent
                                                      and Independent Accountants
Item   17.  Brokerage Allocation and Other
            Practices...............................  Portfolio Transactions
Item   18.  Capital Stock and Other Securities......  Not Applicable
Item   19.  Purchase, Redemption and Pricing of
            Securities Being Offered................  Net Asset Value
Item   20.  Tax Status..............................  Taxes, Dividends and Distributions
Item   21.  Underwriters............................  Distributor
Item   22.  Calculation of Performance Data.........  Calculation of Yield
Item   23.  Financial Statements....................  Financial Statements

PART C
       Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
(Money Market Series)

--------------------------------------------------------------------------------


PROSPECTUS DATED AUGUST 27, 1997


--------------------------------------------------------------------------------

Prudential Special Money Market Fund, Inc. (the Fund), is an open-end, diversified, management investment company which is currently comprised of one series, the Money Market Series (the Series or the Fund). The investment objective of the Fund is high current income consistent with the preservation of principal and liquidity. There can be no assurance that the Fund's investment objective will be achieved. The Fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments maturing in thirteen months or less. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. See "How the Fund Values its Shares."

Shares of the Fund are offered to holders of Class B and Class C shares of the Prudential Mutual Funds through an exchange privilege. Shares may also be purchased directly by investors for cash with a minimum investment of $1,000,000. Shares of the Fund may also be purchased by Individual Retirement Accounts, retirement plans for self-employed individuals and employee benefit plans (collectively, Plans) with the proceeds from any redemption of shares by such Plans from The Target Portfolio Trust. There is no minimum investment requirement for the purchase of shares of the Fund by Plans. See "Shareholder Guide--How to Buy Shares of the Fund."


The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated August 27, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.?

    Prudential Special Money Market Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


    The Fund's investment objective is high current income consistent with the preservation of principal and liquidity. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.



  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?



    In seeking to achieve its objective, the Fund will invest in a diversified portfolio of high quality money market instruments maturing in thirteen months or less. It is anticipated that the net asset value of the Fund will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Fund will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Fund's portfolio, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such security. See "How the Fund Values its Shares" at page 12.


  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets. As of July 31, 1997, PIFM served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $56.7 billion. The Prudential Investment Corporation (PIC), which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 10.


  WHO DISTRIBUTES THE FUND'S SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares pursuant to a distribution agreement with the Fund and serves without compensation. See "How the Fund is Managed--Distributor" at page 11.

WHAT IS THE MINIMUM INVESTMENT?


  Shares are offered to holders of Class B and Class C shares of Prudential Mutual Funds as part of their exchange privilege with a minimum initial investment of $1,000 and minimum subsequent investment of $100. As part of their exchange privilege, shares are also offered to shareholders of certain Prudential money market funds who acquired their money market fund shares prior to January 22, 1990 from a Prudential Mutual Fund subject to a contingent deferred sales charge, provided that a minimum initial investment of $1,000 is satisfied. Shares may also be purchased directly with a minimum initial investment of $1,000,000. See "Shareholder Guide--How to Buy Shares of the Fund" at page 14.


HOW DO I PURCHASE SHARES?


  You may purchase shares of the Fund through Prudential Securities, or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase or exchange order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 14.


HOW DO I SELL MY SHARES?


  You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 16. If your shares were purchased as part of an exchange of Class B or Class C shares from another Prudential Mutual Fund or as part of an exchange of shares of certain other Prudential money market funds described above, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge imposed by the original fund. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charge" at page 18.


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


  The Fund expects to declare daily and pay monthly dividends of net investment income and any net short-term capital gains. Dividends and distributions will be reinvested automatically in additional shares of the Fund at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 12.

                                 FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases..............................................       None
    Maximum Sales Load Imposed on Reinvested Dividends...................................       None
    Deferred Sales Load (as a percentage of original purchase price or redemption proceeds,
      whichever is lower)................................................................          5%*
    Redemption Fees......................................................................       None
    Exchange Fee.........................................................................       None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management Fees......................................................................        .50%
    12b-1 Fees...........................................................................       None
    Other Expenses.......................................................................        .21%
                                                                                                 ---
    Total Fund Operating Expenses........................................................        .71%
                                                                                                 ---
                                                                                                 ---


  ------------------
  * Shares are sold without any sales charge. Shareholders who exchange into the Fund, however, are generally subject to a contingent deferred sales charge imposed by the original fund upon their redemption of Fund shares depending on the date of purchase of shares of the original fund. See "Shareholder Guide--How to Sell Your Shares." The contingent deferred sales charge is based on the period shares of the original fund were held calculated without regard to the period during which shares of the Fund are held and is generally calculated with respect to Class B shares at the following rates: 5% during the first year, decreasing by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year and thereafter. Class C shares are generally subject to a 1% contingent deferred sales charge for one year after purchase. Investors are referred to the prospectus of the original fund for a description of the applicable contingent deferred sales charge.


EXAMPLE*                                                         1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                                               -----------  -----------  -----------  -------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period:.........................................   $      57    $      53    $      50     $      88
You would pay the following expenses on the same investment,
assuming no redemption:......................................   $       7    $      23    $      40     $      88


  --------------------


  THE ABOVE EXAMPLE IS BASED ON DATA FOR THE FISCAL YEAR ENDED JUNE 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

  * Shareholders who exchange Class B or Class C shares into the Fund are generally subject to a contingent deferred sales charge imposed by the original fund upon their redemption of Fund shares depending on the date of purchase of shares of the original fund. The example takes into account the deferred sales load generally applicable to Class B shares. See "Shareholder Guide--How to Sell Your Shares."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)


    The following financial highlights for the year ended June 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the five years ended June 30, 1996 and the period from January 22, 1990 through June 30, 1990 have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                             YEAR ENDED JUNE 30,                                JANUARY 22, 1990(a)
                                    ----------------------------------------------------------------------            THROUGH
                                      1997        1996      1995      1994      1993      1992      1991           JUNE 30, 1990
                                    ---------   --------  --------  --------  --------  --------  --------      -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period..........................  $    1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00        $   1.00
                                    ---------   --------  --------  --------  --------  --------  --------
Net investment income.............      0.049      0.051     0.049     0.030     0.027     0.044     0.071(c)        0.036(c)
Dividends from net investment
  income..........................     (0.049)    (0.051)   (0.049)   (0.030)   (0.027)   (0.044)   (0.071)         (0.036)
                                    ---------   --------  --------  --------  --------  --------  --------
  Net asset value, end of
   period.........................  $    1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00        $   1.00
                                    ---------   --------  --------  --------  --------  --------  --------
                                    ---------   --------  --------  --------  --------  --------  --------
TOTAL RETURN(d):..................       4.96%      5.19%     5.05%     3.09%     2.77%     4.49%     7.36%           3.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $261,856    $263,168  $359,197  $473,057  $176,258  $183,093  $284,849        $181,690
Average net assets (000)..........  $298,821    $326,849  $416,899  $271,869  $213,948  $249,223  $328,899        $177,412
Ratios to average net assets:
  Expenses........................       0.71%      0.73%     0.70%     0.72%     0.81%     0.83%     0.61%(c)        0.19%(b)(c)
  Net investment income...........       4.86%      5.07%     4.93%     2.96%     2.73%     4.36%     6.98%(c)        8.12%(b)(c)


-------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy and management fee waiver.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD

  THE FUND CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE FUND WILL ALSO CALCULATE ITS "EFFECTIVE ANNUAL YIELD" assuming weekly compounding. The yield will fluctuate from time to time and does not indicate future performance.


  The following is an example of the current and effective annual yield calculation as of June 30, 1997.



    Value of hypothetical account at end of period............................  $1.000967167
    Value of hypothetical account at beginning of period......................   1.000000000
                                                                                ------------
    Base period return........................................................  $0.000967167
                                                                                ------------
                                                                                ------------
    CURRENT YIELD ((.000967167 X (365/7)).....................................     5.04%
    EFFECTIVE ANNUAL YIELD, assuming weekly compounding.......................     5.17%



  The weighted average life to maturity of the Fund's portfolio on June 30, 1997 was 57 days.



  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Financial Data, Inc., The Bank Rate Monitor and other industry publications, business periodicals and market indices.


                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE INVESTMENT OBJECTIVE OF THE FUND IS HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING 100% OF ITS ASSETS IN A PORTFOLIO OF HIGH QUALITY U.S. DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS. THE FUND SEEKS TO MAINTAIN A $1.00 SHARE PRICE AT ALL TIMES. TO ACHIEVE THIS, THE FUND WILL PURCHASE ONLY SECURITIES MATURING IN THIRTEEN MONTHS OR LESS AND THE DOLLAR-WEIGHTED AVERAGE MATURITY OF THE FUND'S PORTFOLIO WILL BE 90 DAYS OR LESS. THERE IS NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED OR THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

  THE INVESTMENT OBJECTIVE OF THE FUND IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE FUND'S INVESTMENT POLICIES ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF DIRECTORS.


  The Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (the SEC or the Commission) as they may from time to time be amended. See "How the Fund Values its Shares." Accordingly, the Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality," as determined by the Fund's investment adviser under the supervision of the Board of Directors. "Eligible quality," for this purpose, means (i) a security (or issuer) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, that rating organization) or (ii) an unrated security deemed of comparable quality by the Fund's investment adviser under the supervision of the Board of Directors.

  In selecting portfolio securities for investment by the Fund, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. The Board of Directors monitors the credit quality of securities purchased for the Fund. If a portfolio security held by the Fund is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Board of Directors will promptly reassess whether that security presents minimal credit risks and whether the Fund should continue to hold the security. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless the Board of Directors determines that to do so is not in the best interest of the Fund and its shareholders.

  As long as the Fund utilizes the amortized cost method of valuation, it will also comply with certain diversification requirements and will invest no more than 5% of the total assets of the Fund in "second-tier securities," with no more than 1% of the Fund's assets in any one issuer of a second-tier security. A "second-tier security," for this purpose, is a security of "eligible quality" that does not have the highest rating from at least two rating organizations assigning a rating to that security or issuer (or, if only one rating organization assigned a rating, that rating organization) or an unrated security that is deemed of comparable quality by the Fund's investment adviser under the supervision of the Board of Directors. A description of security ratings is contained in the Appendix.

  The Fund will invest in the following money market instruments:

  U.S. GOVERNMENT OBLIGATIONS

  Obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.

  BANK OBLIGATIONS

  Obligations (including time deposits, certificates of deposit and bankers' acceptances) of commercial banks, savings banks and savings and loan associations having at the time of investment total assets of $1 billion or more. The Fund may invest in obligations of domestic banks, foreign branches of U.S. banks, foreign banks and U.S. branches and foreign branches of foreign banks. The Fund may invest more than 25% of its total assets in money market instruments of domestic banks (including U.S. branches of foreign banks that are subject to the same regulation as U.S. banks and foreign branches of domestic banks, provided the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). See "Investment Restrictions" in the Statement of Additional Information.

  OTHER MONEY MARKET INSTRUMENTS


  The Fund may invest in commercial paper, variable amount demand master notes, funding agreements, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth under "Bank Obligations" above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company must represent a credit of comparable quality as determined by the Fund's investment adviser, under the supervision of the Board of Directors.


  The Fund may not invest more than 25% of its total assets in any one industry except there is no limitation with respect to money market instruments of domestic banks and obligations of the U.S. Government, its agencies and instrumentalities, as described above.

  The Fund intends to hold portfolio securities until maturity; however, the Fund may sell any security at any time in order to meet redemption requests or if such action, in the judgment of the investment adviser, is appropriate based on the adviser's evaluation of the issuer or market conditions.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of such instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the SEC. See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.


  RISKS OF INVESTING IN FOREIGN SECURITIES

  Investments in obligations of foreign issuers (including foreign banks) may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about foreign issuers than about domestic issuers and foreign issuers are generally not subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In the event of a default with respect to any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such securities.

  FLOATING RATE AND VARIABLE RATE SECURITIES

  The Fund may purchase "floating rate" and "variable rate" obligations. The interest rates on such obligations fluctuate generally with changes in market interest rates, and in some cases the Fund is able to demand repayment of the principal amount of such obligations at par plus accrued interest. For additional information concerning variable rate and floating rate obligations, see "Investment Objective and Policies--Floating Rate and Variable Rate Securities" in the Statement of Additional Information.

  LIQUIDITY PUTS

  The Fund may purchase instruments of the types described above together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instrument. Such a right to resell is commonly known as a "put," and the aggregate price that the Fund pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. See "Investment Objective and Policies--Liquidity Puts" in the Statement of Additional Information.

  Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. Changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. In the event such a default should occur, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. See "Investment Objective and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.


  ILLIQUID SECURITIES


  The Fund may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified buyers become, for a limited time, uninterested in purchasing these securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information.


  BORROWING

  The Fund may borrow money from banks in an amount equal to no more than 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings exceed 5% of its assets. See "Investment Objective and Policies--Pledging of Assets and Borrowing" in the Statement of Additional Information.


  SECURITIES LENDING



  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 10% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objective and Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

  INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES



  The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.


INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended June 30, 1997, total expenses as a percentage of average net assets of the Fund were 0.71%. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. It is the successor of Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996.



  For the fiscal year ended June 30, 1997, the Fund paid management fees to PIFM of .50% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.



  As of July 31, 1997, PIFM served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $56.7 billion.



  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.



  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, ACTS AS DISTRIBUTOR OF THE FUND PURSUANT TO A DISTRIBUTION AGREEMENT WITH THE FUND AND SERVES WITHOUT COMPENSATION. It is a corporation organized under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of Prudential.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker for the Fund provided that the commissions, fees or other remuneration it receives are reasonable and fair. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                         HOW THE FUND VALUES ITS SHARES


  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF NAV TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DAILY DECLARATION OF DIVIDENDS.


  The Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a given day, a prospective investor in the Fund would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Fund at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. Net investment income consists of interest accrued or discount earned (including both original issue and market discount) on the obligations held by the Fund, less amortization of premium and the estimated expenses of the Fund applicable to that dividend period.

  The Fund will be subject to a 4% nondeductible excise tax imposed under the Internal Revenue Code to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

TAXATION OF SHAREHOLDERS

  All dividends out of net investment income, together with distributions of any net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) will be taxable as ordinary income to the shareholder whether or not reinvested. The Fund does not expect to realize long-term capital gains or losses. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. For shareholders who are otherwise subject to backup withholding under federal income tax law, only dividends and capital gains distributions are subject to withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS


  THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DISTRIBUTIONS OF NET INVESTMENT INCOME AND NET SHORT-TERM CAPITAL GAINS AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF NET LONG-TERM CAPITAL GAINS, IF ANY. Dividends declared are accrued throughout the month and are distributed in the form of full and fractional shares on or about the twenty-fifth day of the month, unless the shareholder elects in writing not less than five business days prior to the dividend payment date to receive such dividends in cash. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The dividend payment date may be changed for any given dividend for operational reasons without further notice to shareholders. Dividends are reinvested at the net asset value determined as of 4:30 P.M., New York time, on the day of payment. If the entire amount in an account is withdrawn at any time during a month, all dividends accrued with respect to that account during that month are paid to the investor.


  The calculation of net investment income for dividend purposes is made immediately prior to the calculation of net asset value at 4:30 P.M., New York time. Thus, a shareholder begins to earn dividends on the first business day after his or her order becomes effective and continues to earn dividends through the day on which his or her shares are redeemed. If a redemption request is received prior to 4:30 P.M., New York time, the shareholder is entitled to the dividend declared on that day.

  Net income earned on Saturdays, Sundays and holidays is accrued in calculating the dividend on the previous business day. Accordingly, a shareholder who redeems his or her shares effective as of 4:30 P.M., New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:30 P.M., New York time, on a Friday does not begin earning dividends until the following business day. See "How the Fund Values its Shares."

  The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


  The Fund was incorporated in Maryland on October 20, 1989. Effective March 7, 1996, the Fund's name changed from Prudential-Bache Special Money Market Fund, Inc. to Prudential Special Money Market Fund, Inc. The Fund is authorized to issue 2 billion shares of common stock of $.001 par value. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares--Involuntary Redemption." All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Shares are offered to holders of Class B and Class C shares of the Prudential Mutual Funds as part of their exchange privilege with a minimum initial investment of $1,000 and a minimum subsequent investment of $100. As part of their exchange privilege, shares of the Fund are also offered to shareholders of certain Prudential money market funds who acquired their money market fund shares prior to January 22, 1990 from a Prudential Mutual Fund subject to a contingent deferred sales charge, provided that a minimum initial investment of $1,000 is satisfied. Shares of the Fund may also be purchased directly by investors for cash with a minimum initial investment of $1,000,000 and no minimum on subsequent investments. Shares of the Fund may also be purchased by Individual Retirement Accounts, retirement plans for self-employed individuals and employee benefit plans (collectively, Plans) with the proceeds from any redemption of shares by such Plans from The Target Portfolio Trust. There is no minimum investment requirement for the purchase of shares of the Fund by Plans.

  SHARES ARE SOLD ON A CONTINUOUS BASIS AT THE NAV NEXT DETERMINED AFTER RECEIPT AND ACCEPTANCE BY PMFS OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM. SEE "HOW THE FUND VALUES ITS SHARES." When an exchange order is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. For federal income tax purposes, an exchange is treated as a sale on which a shareholder may realize a capital gain or loss. See "Taxes, Dividends and Distributions."

  Application forms can be obtained from PMFS or Prudential Securities. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  Class B and Class C shares of Prudential Mutual Funds may be exchanged for shares of the Fund without imposition of a contingent deferred sales charge at the time of exchange. Upon subsequent redemption from the Fund or after re-exchange into the Class B or Class C shares of the original fund or another Prudential Mutual Fund, such shares will again be subject to a contingent deferred sales charge calculated without regard to the period during which shares of the Fund were held. Shares of the Fund may not be exchanged for Class A or Class Z shares of the Prudential Mutual Funds.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MAY AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative net asset value of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES OR THROUGH A DEALER WHICH HAS ENTERED INTO A SELECTED DEALER AGREEMENT WITH THE FUND'S DISTRIBUTOR, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES."


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.



  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders at any time.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge imposed by the original fund. See "Contingent Deferred Sales Charge" below.


  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Pruco Securities Corporation (Prusec), a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.

  PAYMENT OF REDEMPTION PROCEEDS OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED IF SHARES ARE PURCHASED BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Shares of the Fund purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Shareholders who hold shares of the Fund through Prudential Securities must therefore redeem their shares by contacting their Prudential Securities financial adviser. The Transfer Agent will not accept redemption requests directly from such Prudential Securities clients.

  CHECK REDEMPTION

  At your request, State Street Bank and Trust Company (State Street) will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Fund in your account to cover the amount of the check plus any applicable contingent deferred sales charges. If insufficient shares are in the account or, if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  EXPEDITED REDEMPTION


  By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial investment is made or at a later date. Once an Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Prudential Special Money Market Fund, Inc., P.O. Box 15010, New Brunswick, New Jersey 08906-5010. A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used to redeem shares in an amount of $200 or more, except that if an account for which expedited redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account. Any applicable contingent deferred sales charges will be deducted from the proceeds of redeemed shares.


  In periods of severe market or economic conditions, expedited redemptions may be difficult to implement and shareholders should redeem their shares by mail as described above.

  REDEMPTION IN KIND

  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION

  In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase or acquire sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE

  If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any contingent deferred sales charge (CDSC) paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

  CONTINGENT DEFERRED SALES CHARGE

  Shares of the Fund are sold without any sales charge. Shareholders who exchange into the Fund, however, are generally subject to a contingent deferred sales charge imposed by the original fund upon their redemption of shares of the Fund depending on the date of purchase of shares of the original fund, without regard to the time shares were held in the Fund.


  The following example is provided to assist an investor in understanding how a contingent deferred sales charge is applied. Shareholders are advised to read the prospectus of the original fund for a description of the applicable contingent deferred sales charge. Shareholders may obtain copies of prospectuses of the Prudential Mutual Funds by telephoning the Fund at (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O Box 15010, New Brunswick, New Jersey 08906-5010.


  For example, assume an investor purchased 100 Class B shares of a fund (the original fund) (subject to a contingent deferred sales charge declining from 5% to 1% over a period of six years) at $10 per share for a total cost of $1,000. Subsequently, the shareholder acquired 5 additional shares of the original fund through dividend reinvestment. During the second year after the original purchase, the investor exchanged into the Fund. Assuming at the time of the exchange, the net asset value of the original fund had appreciated to $12 per share, the value of the investor's shares would be $1260 (105 shares at $12 per share). Subsequently, the shareholder acquired 1 additional share of the Fund through dividend reinvestment (1 share at $1.00 per share). In year three, the investor decided to redeem $500 of his or her investment. A contingent deferred sales charge would not be applied to the amount which represents appreciation and the value of the reinvested dividend shares ($261). Therefore, $239 of the redemption proceeds ($500 minus $261) would be charged at a rate of 4% (the applicable contingent defined sales charge in the second year after purchase of the original fund, I.E., without regard to the time shares were held in the
Fund) for a total contingent deferred sales charge of $9.56.

SHAREHOLDER SERVICES

  As a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  -TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Because such withdrawals constitute redemptions, they are subject to any applicable contingent deferred sales charges, as described above.


  -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Fund will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.



  -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)
BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. The obligations have an original maturity not exceeding one year, unless explicitly noted.


  PRIME-1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term obligations.



  PRIME-2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.


STANDARD & POOR'S RATINGS GROUP (S&P)
BOND RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.


  A-1: This highest category indicates that the degree of safety regarding timely payment is strong.



  A-2: Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


DUFF & PHELPS CREDIT RATING CO.
LONG-TERM DEBT RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

SHORT-TERM DEBT RATINGS

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    -------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
    ----------------------------

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.


      GLOBAL FUNDS
    -------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.
Prudential World Fund, Inc.
  Global Series
International Stock Series
The Global Total Return Fund, Inc.


      EQUITY FUNDS
    -------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund


      MONEY MARKET FUNDS
    --------------------------
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS......................................................         2
  What are the Fund's Risk Factors and Special Characteristics?......         2
FUND EXPENSES........................................................         4
FINANCIAL HIGHLIGHTS.................................................         5
CALCULATION OF YIELD.................................................         6
HOW THE FUND INVESTS.................................................         6
  Investment Objective and Policies..................................         6
  Other Investments and Policies.....................................         8
  Investment Restrictions............................................        10
HOW THE FUND IS MANAGED..............................................        10
  Manager............................................................        10
  Distributor........................................................        11
  Portfolio Transactions.............................................        11
  Custodian and Transfer and Dividend Disbursing Agent...............        11
HOW THE FUND VALUES ITS SHARES.......................................        12
TAXES, DIVIDENDS AND DISTRIBUTIONS...................................        12
GENERAL INFORMATION..................................................        14
  Description of Common Stock........................................        14
  Additional Information.............................................        14
SHAREHOLDER GUIDE....................................................        14
  How to Buy Shares of the Fund......................................        14
  How to Sell Your Shares............................................        16
  Shareholder Services...............................................        19
APPENDIX.............................................................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY....................................       B-1


                ------------------------------------------------


MF141A                                                                   444132B
CUSIP NO: 74436K-10-4


                           [LOGO]

                   PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED AUGUST 27, 1997


    Prudential Special Money Market Fund, Inc. (the Fund), is an open-end, diversified, management investment company which is currently comprised of one series, the Money Market Series (the Series or the Fund). The investment objective of the Fund is high current income consistent with the preservation of principal and liquidity. The Fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments maturing in thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."


    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and its telephone number is (800) 225-1852.



    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated August 27, 1997, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                                                                  CROSS-REFERENCE
                                                                                                                    TO PAGE IN
                                                                                                       PAGE         PROSPECTUS
                                                                                                     ---------  -------------------
General Information................................................................................        B-2              14
Investment Objective and Policies..................................................................        B-2               6
Investment Restrictions............................................................................        B-4              10
Directors and Officers.............................................................................        B-6              10
Manager............................................................................................       B-10              10
Distributor........................................................................................       B-11              11
Portfolio Transactions.............................................................................       B-12              11
Shareholder Investment Account.....................................................................       B-13              19
Net Asset Value....................................................................................       B-14              12
Dividends and Distributions........................................................................       B-14              12
Taxes..............................................................................................       B-15              12
Calculation of Yield...............................................................................       B-16               6
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants......................       B-16              11
Financial Statements...............................................................................       B-17          --
Report of Independent Accountants..................................................................       B-25          --
Independent Auditors' Report.......................................................................       B-26          --
Appendix -- General Investment Information.........................................................        A-1          --
Appendix -- Information Relating to Prudential.....................................................        A-1          --

                              GENERAL INFORMATION

    Effective March 7, 1996, the Fund's name changed from Prudential-Bache Special Money Market Fund, Inc. to Prudential Special Money Market Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is high current income consistent with the preservation of principal and liquidity.

U.S. GOVERNMENT OBLIGATIONS

    The Fund will invest in U.S. Treasury obligations including bills, notes, bonds and other debt obligations issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. The Fund will also invest in obligations which are guaranteed by federal agencies or instrumentalities and which may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which under certain conditions has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. The Fund's investment in mortgage-backed securities (E.G., GNMA, FNMA and FHLMC certificates) will be made only to the extent such securities are used as collateral for repurchase agreements entered into by the Fund.

FLOATING RATE AND VARIABLE RATE SECURITIES

    The Fund may purchase floating rate and variable rate securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate of interest is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case of less than one year) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

LIQUIDITY PUTS

    The Fund may purchase instruments of the types described in the Prospectus under "How the Fund Invests--Investment Objective and Policies" together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for instruments with a put may be higher than the price which otherwise would be paid for the instruments. Consistent with the Fund's investment objective and applicable rules issued by the Securities and Exchange Commission and subject to the supervision of the Board of Directors, the purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

    The Fund values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Securities and Exchange Commission (the SEC or the Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


REVERSE REPURCHASE AGREEMENTS


    Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those portfolio securities. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. Such transactions are advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transactions than the interest cost of obtaining that cash. Reverse repurchase agreements have the characteristics of borrowing and may be considered speculative. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's custodian bank will maintain in a segregated account cash, U.S. Government securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than such commitments. The Fund does not intend to invest in reverse repurchase agreements during the coming year.



LENDING OF PORTFOLIO SECURITIES



    The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 10% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (which may include a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.



    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.



    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect of the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


ILLIQUID SECURITIES

    The Fund may not hold more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).


    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


PLEDGING OF ASSETS AND BORROWING


    The Fund may borrow up to 20% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings exceed 5% of its total assets. See "Investment Restrictions."

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account for the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments.


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities of the Fund," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

    2. Make short sales of securities or maintain a short position.

    3. Issue senior securities, borrow money or pledge its assets, except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a reverse repurchase agreement and except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings or reverse repurchase agreements. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be the issuance of a senior security and such arrangements are not deemed to be a pledge of assets.

    4. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    6. Make investments for the purpose of exercising control or management.

    7. Invest in interests in oil, gas or other mineral exploration or development programs.


    8. Make loans to others, except through the purchase of debt obligations, repurchase agreements and loans of portfolio securities limited to 10% of the value of the Fund's total assets.



    9. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by the Fund by restriction number 13 (below).


    10. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

    11. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer.


    12. Purchase any securities (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks (including U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks, provided the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).



    13. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                             DIRECTORS AND OFFICERS


                                                                              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE(1)        POSITION WITH FUND                           DURING PAST FIVE YEARS
-----------------------------  -----------------------  ------------------------------------------------------------------
 Edward D. Beach (72)          Director                 President and Director of BMC Fund, Inc., a closed-end investment company; previously, Vice Chairman of Broyhill Furniture
                                                         Industries, Inc.; Certified Public Accountant; Secretary and
                                                         Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                         Board of Trustees of Mars Hill College; Director of The High
                                                         Yield Income Fund, Inc.
 Stephen C. Eyre (74)          Director                 Executive Director (since May 1985) of the John A. Hartford
                                                         Foundation, Inc. (charitable foundation); Director of Faircom,
                                                         Inc.; Trustee Emeritus of Pace University.

 Delayne Dedrick Gold (58)     Director                 Marketing and Management Consultant; Director of The High Yield
                                                         Income Fund, Inc.

*Robert F. Gunia (50)          Director                 Comptroller (since May 1996) of Prudential Investments; Executive
                                                         Vice President and Treasurer (since December 1996) of Prudential
                                                         Investments Fund Management LLC (PIFM); Senior Vice President
                                                         (since March 1987) of Prudential Securities Incorporated
                                                         (Prudential Securities); formerly Chief Administrative Officer
                                                         (July 1990-September 1996), Director (January 1989-September
                                                         1996) and Executive Vice President, Treasurer and Chief Financial
                                                         Officer (June 1987-September 1996) of Prudential Mutual Fund
                                                         Management, Inc. (PMF); Vice President and Director (since May
                                                         1989) of The Asia Pacific Fund, Inc.; Director of The High Yield
                                                         Income Fund, Inc.

 Don G. Hoff (61)              Director                 Chairman and Chief Executive Officer (since 1980) of Intertec,
                                                         Inc. (investments); Chairman and CEO of The Lamaur Corporation;
                                                         Director of Innovative Capital Management, Inc. and The Greater
                                                         China Fund, Inc.; Chairman and Director of The Asia Pacific Fund,
                                                         Inc.

 Robert E. LaBlanc (62)        Director                 President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                         (telecommunications); formerly General Partner at Salomon
                                                         Brothers and Vice-Chairman of Continental Telecom; Director of
                                                         Storage Technology Corporation, Titan Corporation, Salient-3
                                                         Communications, Inc. and Tribune Company; Trustee of Manhattan
                                                         College.

*Mendel A. Melzer, CFA (36)    Director                 Chief Investment Officer (since October 1996) of Prudential Mutual
 751 Broad Street                                        Funds; formerly Chief Financial Officer (November 1995-September
 Newark, NJ 07102                                        1996) of Prudential Investments, Senior Vice President and Chief
                                                         Financial Officer (April 1993-November 1995) of Prudential
                                                         Preferred Financial Services, Managing Director (April 1991-April
                                                         1993) of Prudential Investment Advisors and Senior Vice President
                                                         (July 1989-April 1991) of Prudential Capital Corporation;
                                                         Chairman and Director of Prudential Series Fund, Inc.; Director
                                                         of The High Yield Income Fund, Inc.

                                                                              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE(1)        POSITION WITH FUND                           DURING PAST FIVE YEARS
-----------------------------  -----------------------  ------------------------------------------------------------------
*Richard A. Redeker (54)       President and            Employee of Prudential Investments; formerly President, Chief
 751 Broad Street               Director                 Executive Officer and Director (October 1993-September 1996), of
 Newark, NJ 07102                                        PMF; formerly Executive Vice President, Director and Member of the Operating Committee (October 1993-September 1996) of
                                                         Prudential Securities; Director (October 1993-September 1996) of
                                                         Prudential Securities Group, Inc.; Executive Vice President (July
                                                         1994-September 1996), of the Prudential Investment Corporation,
                                                         Director (January 1994-September 1996) of Prudential Mutual Fund
                                                         Distributors, Inc. and Prudential Mutual Fund Services, Inc. and
                                                         Senior Executive Vice President and Director of Kemper Financial
                                                         Services, Inc. (September 1978-September 1993); President and
                                                         Director of The High Yield Income Fund, Inc.

 Robin B. Smith (57)           Director                 Chairman and Chief Executive Officer (since August 1996) of
                                                         Publishers Clearing House; formerly President and Chief Executive
                                                         Officer (January 1988-August 1996) and President and Chief
                                                         Operating Officer (September 1981-December 1988) of Publishers
                                                         Clearing House; Director of BellSouth Corporation, Texaco Inc.,
                                                         Springs Industries Inc. and Kmart Corporation.

 Stephen Stoneburn (53)        Director                 President and Chief Executive Officer (since June 1996) of
                                                         Quadrant Media Corp. (a publishing company); formerly President
                                                         (June 1995-June 1996) of Argus Integrated Media, Inc., Senior
                                                         Vice President and Managing Director (January 1993-June 1995),
                                                         Cowles Business Media, Senior Vice President (January 1991-1992)
                                                         and Publishing Vice President (May 1989-December 1990) of Gralla
                                                         Publications, (a division of United Newspapers, U.K.); and Senior
                                                         Vice President of Fairchild Publications, Inc.

 Nancy H. Teeters (66)         Director                 Economist; formerly Vice President and Chief Economist (March
                                                         1986-June 1990) of International Business Machines Corporation
                                                         and member of the Board of Governors of the Horace Rackham School
                                                         of Graduate Studies of the University of Michigan; Director of
                                                         Inland Steel Corporation (since July 1991).

 Thomas A. Early (42)          Vice President           Vice President and General Counsel (since March 1997), PMF&A;
                                                         Executive Vice President, Secretary and General Counsel (since
                                                         December 1996), PIFM; formerly Vice President and General Counsel
                                                         (March 1994-March 1997), Prudential Retirement Services and
                                                         Associate General Counsel and Chief Financial Services Officer
                                                         (1988-1994), Frank Russell Company.

 S. Jane Rose (51)             Secretary                Senior Vice President (since December 1996) of PIFM; Senior Vice
                                                         President and Senior Counsel (since July 1992) of Prudential
                                                         Securities; formerly Senior Vice President (January
                                                         1991-September 1996) and Senior Counsel (June 1987-December 1990)
                                                         of PMF.

                                                                              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE(1)        POSITION WITH FUND                           DURING PAST FIVE YEARS
-----------------------------  -----------------------  ------------------------------------------------------------------
 Grace C. Torres (38)          Treasurer and Principal  First Vice President (since December 1996) of PIFM; First Vice
                                Financial and            President (since March 1994) of Prudential Securities; formerly
                                Accounting Officer       First Vice President (March 1994-September 1996) of PMF and Vice
                                                         President (July 1989-March 1994) of Bankers Trust.

 Stephen M. Ungerman (43)      Assistant                Tax Director (since March 1996) of Prudential Investments and The
                                Treasurer                Private Asset Group of The Prudential Insurance Company of
                                                         America; formerly First Vice President (February 1993-September
                                                         1996) of Prudential Mutual Fund Management, Inc. and Senior Tax
                                                         Manager (1981-January 1993) Price Waterhouse LLP.


------------------------


(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



 * "Interested" Director of the Fund, as defined in the Investment Company Act of 1940 (the Investment Company Act) by reason of his affiliation with Prudential, Prudential Securities or PIFM.



    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies managed by Prudential Investments Fund Management LLC.



    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager," review such actions and decide on general policy.



    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $1,500 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the board of which the Director will be asked to serve.



    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and 1998, respectively.


    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended June 30, 1997 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's

Board and that of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below are listed the Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office at the shareholder meeting in October.



                                             COMPENSATION TABLE

                                                                                                   TOTAL
                                                             PENSION OR                        COMPENSATION
                                                             RETIREMENT                        FROM FUND AND
                                               AGGREGATE      BENEFITS                             FUND
                                              COMPENSATION     ACCRUED      ESTIMATED ANNUAL   COMPLEX PAID
                                                 FROM      AS PART OF FUND    BENEFITS UPON         TO
NAME AND POSITION                               FUND(@)       EXPENSES         RETIREMENT      DIRECTORS(2)
--------------------------------------------  -----------  ---------------  -----------------  -------------

Edward D. Beach, Director                      $   2,250           None               N/A      $166,000(21/39)*

Stephen C. Eyre, Director                      $     750           None               N/A      $  34,250(4/5)*

Delayne Dedrick Gold, Director                 $   2,250           None               N/A      $175,308(21/42)*

Robert F. Gunia(1), Director                      --               None               N/A           --

Don G. Hoff, Director                          $     750           None               N/A      $  50,042(5/7)*

Harry A. Jacobs, Jr.(1), Former Director          --               None               N/A           --

Robert F. LaBlanc, Director                    $     750           None               N/A      $  34,542(4/6)*

Mendel A. Melzer(1), Director                     --               None               N/A           --

Richard A. Redeker(1), Director                   --               None               N/A           --

Stanley E. Shirk, Former Director              $   1,500           None               N/A      $ 71,000(7/18)*

Robin B. Smith, Director                       $     750           None               N/A      $109,294(11/20)*

Stephen Stoneburn, Director                    $   2,250           None               N/A      $  30,375(4/6)*

Nancy H. Teeters, Director                     $   2,250           None               N/A      $103,583(11/28)*


------------------------


@ Effective January 1997, the annual compensation paid to each Director was reduced to $1,500 in addition to certain out-of-pocket expenses.



 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.



(1) Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A. Redeker, who are Interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.



(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1996, including amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $109,294 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.



    As of August 8, 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund and there were no beneficial owners of greater than 5% of the outstanding shares of the Fund.

                                    MANAGER


    The manager of the Fund is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC) as successor to Prudential Mutual Fund Management, Inc. (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of July 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $56.7 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities Incorporated and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to a Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



    For its services, PIFM receives, pursuant to the Management Agreement, fees at an annual rate of .50 of 1% of the average daily net assets of the Fund. The fees are computed daily and payable monthly. In the event the expenses of the Fund (including the fees of the Manager but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdictions in which shares of the Fund are then qualified for offer and sale, the Manager will reduce its fee by the amount of such excess, or, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Fund the amount of such reduction which exceeds the amount of such compensation. Any such reductions or payments will be made monthly and are subject to readjustment during the year. No such reductions were required during the fiscal year ended June 30, 1997. No jurisdiction currently limits the Fund's expenses.



    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:



    (a) the salaries and expenses of all of its and of the Fund's personnel, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;



    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and



    (c) the costs and expenses payable to The Prudential Investment Corporation
(PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fee payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organizational expenses and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports to shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The Management Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 29, 1997, and by the Fund's shareholders on October 30, 1990.



    For the fiscal years ended June 30, 1997, 1996 and 1995, the Fund paid management fee of $1,494,105, $1,634,243 and $2,084,495, respectively.



    PIFM has entered into a Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of those services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.


    The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit, which currently maintains a staff of credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.


    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 29, 1997, and by shareholders of the Fund on October 30, 1990.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment as defined in the Investment Company Act or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM, or PI upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                  DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund under a distribution agreement between Prudential Securities and the Fund (Distribution Agreement). See "How the Fund is Managed--Distributor" in the Prospectus.



    The Fund's Distribution Agreement provides that it will terminate automatically if assigned and that it may be terminated, without payment of any penalty, by a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such parties and who have no direct or indirect financial interest in the Distribution Agreement or in any agreement related thereto or by vote of a majority of the outstanding voting securities of the Fund or by the Distributor, on 60 days' written notice to the other party. The Distribution Agreement was last approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, on May 29, 1997.



    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director also serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.

                             PORTFOLIO TRANSACTIONS

    The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. The Fund will not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate thereof, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Securities and Exchange Commission. The Fund will not deal with Prudential Securities or its affiliates on a principal basis.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commissions available. Within the framework of this policy the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

    Subject to the above considerations, Prudential Securities may act as a securities broker for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard.


    The Fund paid no brokerage commissions for the fiscal years ended June 30, 1997, 1996 and 1995.


                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the acquisition of shares of the Fund, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. The Transfer Agent maintains an account for each investor expressed in terms of full and fractional shares of the Fund rounded to the nearest 1/100th of a share.

    AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Because withdrawals constitute redemptions, they will be subject to any applicable contingent deferred sales charge, as described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charge" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account values applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

    TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

              TAX-DEFERRED COMPOUNDING(1)

           CONTRIBUTIONS   PERSONAL
            MADE OVER:     SAVINGS      IRA
          ---------------  --------   --------
          10 years         $ 26,165   $ 31,291
          15 years           44,675     58,649
          20 years           68,109     98,846
          25 years           97,780    157,909
          30 years          135,346    244,692

------------------------

  (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

                                NET ASSET VALUE

    The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the direction of the Board of Directors to be of minimal credit risk and of eligible quality. Subject to the Fund's compliance with the applicable rules promulgated by the SEC relating to the amortized cost method of valuation, the remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations. A description of security ratings is contained in the Appendix to the Prospectus. The value of fixed-income securities generally will vary inversely with changes in interest rates and also will fluctuate according to changes in market conditions or other factors.


    The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. Such dividends will be payable monthly. See "Taxes, Dividends and Distributions" in the Prospectus. The Fund does not expect to realize long-term capital gains or losses. Distribution of any net realized short-term capital gains will be taxable to shareholders as ordinary income. Dividends and distributions will be paid in additional shares of the Fund based on net asset value on the payment date, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such dividends or distributions in cash. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption.

    The Fund endeavors to maintain its net asset value at $1.00 per share. As a result of a significant expense or realized loss, it is possible that the Fund's net asset value may fall below $1.00 per share. Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would disproportionately affect the Fund's income for a particular period, the Board of Directors at that time would consider whether to adhere to the present dividend policy described in the Prospectus or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the existing shareholders. Such expenses or losses may nevertheless result in a shareholder receiving no dividends for the period during which he or she held shares of the Fund and in his or her receiving a price per share upon redemption lower than that which he or she paid.

                                     TAXES

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.


    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) for taxable years prior to 1998 the Fund derive less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in securities); (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations); and (d) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.



    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which may respectively cause the Fund to recognize income prior to the receipt of cash with respect to interest and cause gains to be treated as ordinary income.


    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.


    Distributions of net investment income and net short-term capital gains of the Fund will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Distributions of net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually by the Fund as to the federal tax status of dividends and distributions made by the Fund.


    Under the laws of certain states, distributions of net income may be taxable to shareholders of the Fund as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Distributions may be subject to additional state and local taxes. Shareholders of the Fund are advised to consult their tax advisers concerning state and local taxes.

                              CALCULATION OF YIELD

    The Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes. Yield for the Fund will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of Fund income and expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


    Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Financial Data, Inc., The Bank Rate Monitor and other industry publications, business periodicals and market indices.


    The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended June 30, 1997, the Fund incurred fees of $252,200 for such services.



    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent public accountants and, in that capacity, audits the Fund's annual financial statements.

PORTFOLIO OF INVESTMENTS AS OF       PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
JUNE 30, 1997                        MONEY MARKET SERIES
-----------------------------------------------------------------
-----------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)           DESCRIPTION                VALUE (NOTE 1)
-----------------------------------------------------------------
BANK NOTES--8.0%
             Abbey National Treasury Services,
                PLC
   $3,000      5.50%, 11/26/97                       $  2,998,771
             American Express Centurion Bank
    1,000(a)   5.6575%, 7/9/97                          1,000,000
    2,000(a)   5.7375%, 7/24/97                         2,000,324
             Comerica Bank of Detroit
    1,000(a)   5.5875%, 7/7/97                            999,623
    3,000(a)   5.5825%, 7/11/97                         2,998,749
             First Bank, N.A., Minneapolis
    1,000(a)   5.5875%, 7/16/97                           999,782
    1,000(a)   5.6075%, 7/16/97                           999,698
    3,000(a)   5.6475%, 7/16/97                         3,000,000
             Keybank, N.A.
    2,000(a)   5.6075%, 7/21/97                         1,999,933
             Wachovia Bank, N.A.
    4,000      6.14%, 6/1/98                            4,000,000
                                                     ------------
                                                       20,996,880
-----------------------------------------------------------------
CERTIFICATES OF DEPOSIT - DOMESTIC--0.4%
             CoreStates Bank, N.A.
    1,000(a)   5.80203%, 7/23/97                        1,000,000
-----------------------------------------------------------------
CERTIFICATES OF DEPOSIT - EURODOLLAR--3.8%
             Abbey National Treasury Services,
                PLC
    2,000      5.76%, 8/22/97                           2,000,000
             Berliner Handels-Und Frankfurter
                Bank
    1,000      5.62%, 8/11/97                           1,000,011
             Credit Agricole Indosuez
    4,000      5.63%, 8/11/97                           4,000,112
             ING Bank, NV
    2,000      5.54%, 8/7/97                            2,000,080
             Westdeutsche Landesbank
                Girozentrale
    1,000      5.61%, 8/18/97                           1,000,012
                                                     ------------
                                                       10,000,215
PRINCIPAL
AMOUNT
(000)           DESCRIPTION                VALUE (NOTE 1)
-----------------------------------------------------------------
CERTIFICATES OF DEPOSIT - YANKEE--16.8%
             Abbey National Treasury Services,
                PLC
   $5,000      6.185%, 4/7/98                        $  4,997,622
             Banque Nationale de Paris
    6,000      5.74%, 8/20/97                           6,000,000
             Canadian Imperial Bank of Commerce
   10,000      5.70%, 8/14/97                          10,000,000
             Creditanstalt Bankverein
    6,000      5.56%, 7/9/97                            5,999,998
             Landesbank Hessen-Thuringen
                Girozentrale
    2,000      6.01%, 7/18/97                           2,000,095
    2,000      5.94%, 6/19/98                           1,998,891
             Rabobank Nederland
    5,000      5.98%, 3/20/98                           4,999,314
             Societe Generale
    5,000      5.47%, 7/11/97                           5,000,072
    3,000      6.19%, 5/6/98                            2,998,494
                                                     ------------
                                                       43,994,486
-----------------------------------------------------------------
COMMERCIAL PAPER--40.6%
             AC Acquisition Holding Co.
    1,000      5.60%, 7/16/97                             997,667
             Aristar, Inc.
    4,825      5.77%, 7/1/97                            4,825,000
    1,000      5.72%, 7/14/97                             997,934
             Barton Capital Corp.
    3,000      5.65%, 8/15/97                           2,978,812
             Bear Stearns Cos., Inc.
    1,000      5.57%, 7/7/97                              999,072
    2,000      5.58%, 7/8/97                            1,997,830
    1,000      5.55%, 7/23/97                             996,608
             Ciesco, L.P.
    1,000      5.60%, 8/14/97                             993,156
             Coca-Cola Enterprises, Inc.
    1,000      5.58%, 7/14/97                             997,985
    1,000      5.66%, 8/13/97                             993,239

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-17

PORTFOLIO OF INVESTMENTS AS OF       PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
JUNE 30, 1997                        MONEY MARKET SERIES
-----------------------------------------------------------------
-----------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)           DESCRIPTION                VALUE (NOTE 1)
-----------------------------------------------------------------
COMMERCIAL PAPER (CONT'D.)
             Commerzbank U.S. Finance, Inc.
   $2,000      5.67%, 8/21/97                        $  1,983,935
             CoreStates Capital Corp.
    1,000(a)   5.6575%, 7/24/97                         1,000,000
             Corporate Receivables Corp.
    1,000      5.625%, 8/20/97                            992,188
    1,000      5.655%, 8/22/97                            991,832
             Creditanstalt Finance, Inc.
    3,000      5.55%, 7/3/97                            2,999,075
             CXC, Inc.
    2,000(c)   5.65%, 8/5/97                            1,989,014
    2,000(c)   5.63%, 8/14/97                           1,986,238
             Falcon Asset Securitization Corp.
    1,599      5.62%, 7/1/97                            1,599,000
    2,000      5.60%, 8/22/97                           1,983,822
             Finova Capital Corp.
    2,000      5.60%, 7/9/97                            1,997,511
    1,000      5.71%, 7/15/97                             997,779
             First Chicago Financial Corp.
    2,000      5.56%, 8/25/97                           1,983,011
             Ford Motor Credit Corp.
   10,000      5.55%, 7/9/97                            9,987,667
             General Electric Capital Corp.
    5,000      5.71%, 11/3/97                           4,900,868
    5,000      5.74%, 11/4/97                           4,899,550
    3,000      5.70%, 11/5/97                           2,939,675
             General Motors Acceptance Corp.
    5,000      5.59%, 7/7/97                            4,995,342
    5,000      5.82%, 11/7/97                           4,895,725
             GTE Corp.
    1,000      5.60%, 9/12/97                             988,644
             IBM Credit Corp.
    4,000      5.54%, 8/19/97                           3,969,838
             John Deere Capital Corp.
    1,000      5.54%, 7/9/97                              998,769
             Johnson Controls, Inc.
    1,841      5.63%, 7/14/97                           1,837,257
PRINCIPAL
AMOUNT
(000)           DESCRIPTION                VALUE (NOTE 1)
-----------------------------------------------------------------
             MCI Communications Corp.
   $5,000      5.54%, 7/7/97                         $  4,995,383
             Mitsubishi International Corp.
   11,978      5.75%, 7/8/97                           11,964,608
             National Bank of Canada
    5,000      5.41%, 7/7/97                            4,995,492
             Newell Co.
    1,000      5.60%, 8/20/97                             992,222
             NYNEX Corp.
    2,500      5.55%, 7/7/97                            2,497,687
    1,000      5.65%, 7/14/97                             997,960
             Smith Barney, Inc.
    2,000      5.55%, 7/7/97                            1,998,150
                                                     ------------
                                                      106,135,545
-----------------------------------------------------------------
OTHER CORPORATE OBLIGATIONS--22.2%
             American General Finance Corp.
    2,000(a)   6.70%, 11/19/97                          2,007,268
             Avco Financial Services, Inc.
    2,000(a)   5.7725%, 8/15/97                         1,999,891
             Capita Equipment Receivable Trust
    1,133(a)   5.60%, 7/15/97                           1,133,225
             Ford Motor Credit Corp.
    1,000      8.00%, 12/1/97                           1,008,782
             General Motors Acceptance Corp.
    1,000(a)   6.06641%, 8/2/97                         1,001,632
             Goldman, Sachs Group L.P.
   13,000(a)   5.69531%, 8/22/97                       13,000,000
             Merrill Lynch & Co., Inc.
    2,000(a)   5.66141%, 7/1/97                         1,999,853
    5,000(a)   5.6475%, 7/24/97                         4,999,202
             Morgan Stanley Group, Inc.
    1,000(a)   5.95313%, 7/15/97                        1,000,000
   10,000(a)   5.95313%, 8/15/97                       10,000,000
             Short Term Repackaged Asset Trust 1996-A
    4,000(a)   5.6875%, 7/15/97                         3,999,608
             Short-Term Card Account Trust
                1996-7
    9,000(a)   5.7075%, 7/15/97                         9,000,000
             SMM Trust Notes 1997-Q
    7,000(a)   5.6875%, 7/15/97                         7,000,000
                                                     ------------
                                                       58,149,461

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-18

PORTFOLIO OF INVESTMENTS AS OF       PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
JUNE 30, 1997                        MONEY MARKET SERIES
-----------------------------------------------------------------
-----------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)           DESCRIPTION                VALUE (NOTE 1)
-----------------------------------------------------------------
TIME DEPOSIT - EURODOLLAR--1.6%
             First National Bank of Chicago
   $4,214      6.25%, 7/1/97                         $  4,214,000
-----------------------------------------------------------------
TOTAL INVESTMENTS--93.4%
             (amortized cost $244,490,587(b))         244,490,587
             Other assets in excess
                of liabilities--6.6%                   17,365,540
                                                     ------------
             Net Assets--100%                        $261,856,127
                                                     ------------
                                                     ------------

---------------
(a) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The federal income tax basis of portfolio securities is the same as for financial statement purposes.
(c) Indicates a security restricted as to resale.

The industry classification of portfolio holdings shown as a percentage of net assets as of June 30, 1997 was as follows:

Banks                                                   37.1
Security Brokers & Dealers                              14.1
Business Credit Institutions                            10.6
Asset-Backed Securities                                  7.1
Auto Rental and Leasing                                  5.7
Commodity Trade                                          4.6
Personal Credit Institutions                             3.8
Telecommunications                                       3.6
Insurance                                                3.4
Bank Holding Companies - Domestic                        1.1
Beverages                                                0.8
Regulating Controls                                      0.7
Pharmaceuticals                                          0.4
Metal Cans                                               0.4
                                                       -----
                                                        93.4
Other assets in excess of liabilities                    6.6
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-19

                                      PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES   MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                          JUNE 30, 1997
                                                                          -------------
ASSETS
Investments, at amortized cost which approximates market value.........   $244,490,587
Cash...................................................................        170,251
Receivable for Series shares sold......................................     17,755,545
Interest receivable....................................................      1,301,231
Prepaid expenses and other assets......................................          8,909
                                                                          -------------
   Total assets........................................................    263,726,523
                                                                          -------------
LIABILITIES
Payable for Series shares reacquired...................................      1,434,108
Dividends payable......................................................        248,989
Due to Manager.........................................................        105,054
Accrued expenses and other liabilities.................................         82,245
                                                                          -------------
   Total liabilities...................................................      1,870,396
                                                                          -------------
NET ASSETS.............................................................   $261,856,127
                                                                          -------------
                                                                          -------------
Net assets were comprised of:
   Common stock, $0.001 par value per share............................   $    261,856
   Paid-in capital in excess of par....................................    261,594,271
                                                                          -------------
Net assets, June 30, 1997..............................................   $261,856,127
                                                                          -------------
                                                                          -------------
Net asset value, offering price and redemption price per share
   ($261,856,127 / 261,856,127 shares of common stock issued and
   outstanding; two billion shares authorized).........................          $1.00
                                                                                 -----
                                                                                 -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-20

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                  Year Ended
NET INVESTMENT INCOME                            June 30, 1997
                                                 -------------
Income
   Interest and discount earned...............    $16,640,429
                                                 -------------
Expenses
   Management fee.............................      1,494,105
   Transfer agent's fees and expenses.........        315,000
   Custodian's fees and expenses..............         98,000
   Reports to shareholders....................         75,000
   Registration fees..........................         72,000
   Audit fee..................................         25,000
   Legal fees.................................         19,000
   Directors' fees............................         13,500
   Insurance expense..........................         11,000
   Miscellaneous..............................          4,455
                                                 -------------
      Total expenses..........................      2,127,060
                                                 -------------
Net investment income.........................     14,513,369

REALIZED GAIN ON INVESTMENTS

Net realized gain on investment
   transactions...............................         11,538
                                                 -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.....................    $14,524,907
                                                 -------------
                                                 -------------

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                      Year Ended June 30,
INCREASE (DECREASE)            ----------------------------------
IN NET ASSETS                       1997               1996
                               ---------------    ---------------
Operations
   Net investment income.....  $    14,513,369    $    16,560,547
   Net realized gain on
      investment
      transactions...........           11,538             20,697
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       14,524,907         16,581,244
                               ---------------    ---------------
Dividends and distributions
   to shareholders...........      (14,524,907)       (16,581,244)
                               ---------------    ---------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............    2,755,575,802      1,787,300,706
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........       11,898,218         13,336,273
   Cost of shares
      reacquired.............   (2,768,786,005)    (1,896,666,283)
                               ---------------    ---------------
   Net decrease in net assets
      from Series share
      transactions...........       (1,311,985)       (96,029,304)
                               ---------------    ---------------
Total decrease...............       (1,311,985)       (96,029,304)

NET ASSETS

Beginning of year............      263,168,112        359,197,416
                               ---------------    ---------------
End of year..................  $   261,856,127    $   263,168,112
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-21

                                    PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS       MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Special Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of only the Money Market Series (the "Series"). Investment operations commenced January 22, 1990.

The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests in a diversified portfolio of high quality money market securities maturing in 13 months or less. The ability of issuers of securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares daily and pays monthly dividends from net investment income and short-term capital gains.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), where PSI serves the Fund without compensation.

PIFM, PIC and PSI are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended June 30, 1997, the Series incurred fees of approximately $252,200 for the services of PMFS. As of June 30, 1997, approximately $20,800 of such fees were owed to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
                                       B-22

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS                 MONEY MARKET SERIES
-------------------------------------------------------------------------------

                                                                                     Year Ended June 30,
                                                                 ------------------------------------------------------------
                                                                   1997         1996         1995         1994         1993
                                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains.................       0.049        0.051        0.049        0.030        0.027
Dividends and distributions..................................      (0.049)      (0.051)      (0.049)      (0.030)      (0.027)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year.................................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                 --------     --------     --------     --------     --------
                                                                 --------     --------     --------     --------     --------
TOTAL RETURN(a):.............................................        4.96%        5.19%        5.05%        3.09%        2.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $261,856     $263,168     $359,197     $473,057     $176,258
Average net assets (000).....................................    $298,821     $326,849     $416,899     $271,869     $213,948
Ratios to average net assets:
  Expenses...................................................        0.71%        0.73%        0.70%        0.72%        0.81%
  Net investment income......................................        4.86%        5.07%        4.93%        2.96%        2.73%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-23

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
CHANGE IN INDEPENDENT ACCOUNTANTS    MONEY MARKET SERIES
-------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent accountants. For the year ended June 30, 1993 through the year ended June 30, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.
--------------------------------------------------------------------------------
                                       B-24

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS    MONEY MARKET SERIES
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Prudential Special Money Market Fund, Inc.
Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Special Money Market Fund, Inc.--Money Market Series (the "Fund") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended June 30, 1996 and financial highlights for each of the four years in the period ended June 30, 1996 were audited by other independent accountants, whose opinion dated August 15, 1996 was unqualified.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
August 20, 1997

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The Prudential Special Money Market Fund, Inc.:

We have audited the accompanying statements of changes in net assets of The Prudential Special Money Market Fund, Inc. for the year ended June 30, 1996, and the financial highlights contained in the prospectus for each of the periods presented in the four years ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of each of the respective portfolios of The Prudential Special Money Market Fund, Inc. for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
August 15, 1996

                    APPENDIX--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


                  APPENDIX--INFORMATION RELATING TO PRUDENTIAL



    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.



    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.



    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)



    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.



    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of June 30, 1997, Prudential Investments Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. FORBES considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

------------------------


[ 1 Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.]



(2)As of December 31, 1996.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is

------------------------

(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5)Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)As of December 31, 1994.

(7)As of December 31, 1994.

the only Wall Street firm to have its own in-house Certified Financial Planner
(CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A-(compared to an industry average of B+).



    In 1995, Prudential Securities equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)


    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------

(8)In 1995, INSTITUTIONAL INVESTOR magazine surveyed more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in approximately 80 industry sectors. Scores were produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sent its survey to more than 2,000 institutions, including a group of European and Asian institutions. This survey is conducted annually.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)  FINANCIAL STATEMENTS:

       1. The following financial statement is included in the Prospectus constituting Part A of this Registration Statement:

           Financial Highlights.

       2. The following financial statements are included in the Statement of Additional Information constituting Part B of this Registration Statement:


           Portfolio of Investments at June 30, 1997.



           Statement of Assets and Liabilities at June 30, 1997.



           Statement of Operations for the fiscal year ended June 30, 1997.



           Statement of Changes in Net Assets for the fiscal years ended June 30, 1997 and June 30, 1996.


           Notes to Financial Statements.


           Financial Highlights for the five years ended June 30, 1997.



           Report of Independent Accountants.


           Independent Auditors' Report.

  (b)  EXHIBITS:


       1.  Articles of Amendment and Restatement.*



       2.  By-Laws of the Registrant.*



       4. Specimen stock certificate of the Registrant, $.001 par value per share.*



       5. (a) Management Agreement between the Registrant (Money Market Series) and Prudential Mutual Fund Management, Inc.*



           (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation with respect to the Money Market Series.*



       6. (a) Distribution Agreement, amended and restated as of April 12, 1995, between the Registrant and Prudential Mutual Fund Distributors, Inc. Incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on August 29, 1995 (File No. 33-31603).



           (b) Amendment to Distribution Agreements. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1996 (File No. 33-31603).



       8. Custodian Agreement dated January 12, 1990, between the Registrant and State Street Bank and Trust Company.*



       9. Transfer Agency and Service Agreement dated January 12, 1990 between the Registrant and Prudential Mutual Fund Services, Inc.*



       10. Opinion of counsel.*



       11.(a) Consent of Independent Accountants.*
           (b) Consent of Deloitte & Touche LLP.*



       16. Schedule of computation of yield for the Money Market Series.*



       27. Financial Data Schedule.*

------------------------
*Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


  As of August 8, 1997, there were 14,294 record holders of shares of common stock, $.001 par value per share, of the Registrant.


ITEM 27. INDEMNIFICATION.


  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's Articles of Incorporation (Exhibit 1 to the Registration Statement) and Section 2-418 of the Maryland General Corporation Law, officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit 6 to this Post-Effective Amendment to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.



    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit 5(a) to this Post-Effective Amendment to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to this Post-Effective Amendment to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC
(PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.



    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, Management, Subadvisory and the Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.


    Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment advisor, its principal underwriters or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h), advances will be limited in the following respect:

       (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including costs connected with preparation of a settlement);

       (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

       (3) Such promise must be secured by a surety bond or other suitable insurance; and

       (4) Such surety bond or other insurance must be paid for by the recipient of the advance.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


    (i) Prudential Investments Fund Management LLC (PIFM)


    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



    The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



NAME AND ADDRESS      POSITION WITH PIFM              PRINCIPAL OCCUPATIONS
--------------------  ------------------------------  -----------------------------------------------------------------
Brian Storms          Officer-in-Charge, President,   President, Prudential Mutual Funds & Annuities (PMF&A);
                      Chief Executive Officer and      Officer-in- Charge, President, Chief Executive Officer and Chief
                      Chief Operating Officer          Operating Officer, PIFM

Robert F. Gunia       Executive Vice President and    Controller, Prudential Investments; Executive Vice President and
                      Treasurer                        Treasurer, PIFM; Senior Vice President, Prudential Securities
                                                       Incorporated

Thomas A. Early       Executive Vice President,       Vice President and General Counsel, PMF&A; Executive Vice
                      Secretary and General Counsel    President, Secretary and General Counsel, PIFM

Neil A. McGuinness    Executive Vice President        Executive Vice President and Director of Marketing, PMF&A;
                                                       Executive Vice President, PIFM

Robert J. Sullivan    Executive Vice President        Executive Vice President, PMF&A; Executive Vice President, PIFM



    (ii) The Prudential Investment Corporation (PIC)



    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102.



NAME AND ADDRESS      POSITION WITH PIC          PRINCIPAL OCCUPATIONS
--------------------  -------------------------  ----------------------------------------------------------------------

E. Michael Caulfield  Chairman of the Board,     Chief Executive Officer of Prudential Investments of The Prudential
                      President and Chief         Insurance Company of America (Prudential)
                      Executive Officer and
                      Director

Jonathan M. Greene    Senior Vice President and  President--Investment Management of Prudential Investments of
                      Director                    Prudential

John R. Strangfeld    Vice President and         President of Private Asset Management Group of Prudential
                      Director


ITEM 29. PRINCIPAL UNDERWRITER.

  (a)  PRUDENTIAL SECURITIES INCORPORATED


    Prudential Securities is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Target Portfolio Trust, Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity
Fund) and The BlackRock Government Income Trust. Prudential Securities is also a depositor for the following unit investment trusts:


    Corporate Investment Trust Fund
    Prudential Equity Trust Shares
    National Equity Trust
    Prudential Unit Trusts
    Government Securities Equity Trust
    National Municipal Trust

  (b) Information concerning the Directors and officers of Prudential Securities Incorporated is set forth below:


                                                            POSITIONS AND
                      POSITIONS AND OFFICES                    OFFICES
NAME(1)               WITH UNDERWRITER                     WITH REGISTRANT
--------------------  ----------------------------------  -----------------
Alan D. Hogan.......  Executive Vice President, Chief           None
                       Administrative Officer and
                       Director
George A. Murray....  Executive Vice President and              None
                      Director
Leland B. Paton ....  Executive Vice President and              None
 One New York Plaza   Director
 New York, NY 10292
Martin Pfinsgraff...  Executive Vice President, Chief           None
                      Financial Officer and Director
Vincent T. Pica,      Executive Vice President and              None
II .................  Director
 One New York Plaza
 New York, NY 10292
Hardwick Simmons....  Chief Executive Officer, President        None
                      and Director
Lee B. Spencer,       Executive Vice President, General         None
Jr..................  Counsel, Secretary and Director
Brian Storms .......  Director                                  None
 Gateway Center
Three
 100 Mulberry Street
 Newark, NJ 07102


------------------------


(1) The address of each person named is One Seaport Plaza, New York, New York 10292 unless otherwise indicated.


  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway
Center Three, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 31. MANAGEMENT SERVICES.


  Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS.

  None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 25th day of August, 1997.


                       PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.

                       By:  /s/ Richard A. Redeker
                       -----------------------------------------------
                       RICHARD A. REDEKER, PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                   TITLE                     DATE
---------------------------------------------  ----------------------------------------------------
/s/ Edward D. Beach                            Director                             August 25, 1997
------------------------------------
  EDWARD D. BEACH

/s/ Stephen C. Eyre                            Director                             August 25, 1997
------------------------------------
  STEPHEN C. EYRE

/s/ Delayne D. Gold                            Director                             August 25, 1997
------------------------------------
  DELAYNE D. GOLD

/s/ Robert F. Gunia                            Director                             August 25, 1997
------------------------------------
  ROBERT F. GUNIA

/s/ Don G. Hoff                                Director                             August 25, 1997
------------------------------------
  DON G. HOFF

/s/ Robert E. LaBlanc                          Director                             August 25, 1997
------------------------------------
  ROBERT E. LABLANC

/s/ Mendel A. Melzer                           Director                             August 25, 1997
------------------------------------
  MENDEL A. MELZER

/s/ Richard A. Redeker                         Director and President               August 25, 1997
------------------------------------
  RICHARD A. REDEKER

/s/ Robin B. Smith                             Director                             August 25, 1997
------------------------------------
  ROBIN B. SMITH

/s/ Stephen D. Stoneburn                       Director                             August 25, 1997
------------------------------------
  STEPHEN D. STONEBURN

/s/ Nancy Hays Teeters                         Director                             August 25, 1997
------------------------------------
  NANCY HAYS TEETERS

/s/ Grace C. Torres                            Treasurer and Principal Financial    August 25, 1997
------------------------------------           and Accounting Officer
  GRACE C. TORRES

                                 EXHIBIT INDEX


EXHIBIT    DESCRIPTION                                                                                                  PAGE
---------  --------------------------------------------------------------------------------------------------------    -----
1.         Articles of Amendment and Restatement.*
2.         By-Laws of the Registrant.*
4.         Specimen stock certificate of the Registrant, $.001 par value per share.*
5.         (a) Management Agreement between the Registrant (Money Market Series) and Prudential Mutual Fund
               Management, Inc.*
           (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment
               Corporation with respect to the Money Market Series.*
6.         (a) Distribution Agreement, amended and restated as of April 12, 1995, between the Registrant and
               Prudential Mutual Fund Distributors, Inc. Incorporated by reference to Exhibit No. 6 to
               Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on August
               29, 1995 (File No. 33-31603).
           (b) Amendment to Distribution Agreements. Incorporated by reference to Exhibit 6(b) to Post-Effective
               Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 27, 1997 (File
               No. 33-31603).
8.         Custodian Agreement dated January 12, 1990, between the Registrant and State Street Bank and Trust
           Company.*
9.         Transfer Agency and Service Agreement dated January 12, 1990 between the Registrant and Prudential
           Mutual Fund Services, Inc.*
10.        Opinion of counsel*
11.        (a) Consent of Independent Accountants.*
           (b) Consent of Deloitte & Touche LLP.*
16.        Schedule of computation of yield for the Money Market Series.*
17.        Financial Data Schedule.*


------------------------
*Filed herewith.